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                                                                  EXHIBIT 4(p)


                              CONTRACT SCHEDULE

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2000
P.O. Box 44222                            Current Date:     JULY 3, 2000
Jacksonville, FL 32231-4222
1-800-535-5549

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OWNER INFORMATION                         ANNUITANT INFORMATION
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Owner Name: JOHN DOE                      Annuitant: JOHN DOE

Owner Age: 35    Max. Owner Age: 90       Age: 35    Sex: M

Co-Owner Name: JANE DOE                   Co-Annuitant: JANE DOE


Address: SUITE 1234                       Age: 35    Sex: F

         123 MAPLE STREET                 Annuity Date: SEPTEMBER 1, 2055

         ANYTOWN US 12345-1234



                                          Max. Annuitant Age: 90


Owner's Beneficiary: SURVIVING SPOUSE

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CONTRACT INFORMATION
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Contract Type: FLEXIBLE PREMIUM INDIVIDUAL VARIABLE ANNUITY
Variable Accounts Expense and Mortality Risk Charges:  Variable Account A 1.25%
                                                       Variable Account B 0.65%

Variable Account A Adminstration Charge: 0.10%

Initial Premium: $100,000.00
Premium Allocation:

SEPARATE ACCOUNT A              Premium: $50,000.00
 25%  [ML Basic Value Focus]       [ML Lg Cap Growth Foc]  [MFS Emerging Growth]
 50%  [ML Core Bond Focus]         [ML Lg Cap Value Foc]   [MFS Research]
 25%  [ML Dom Money Mkt]           [ML Sm Cap Val Focus]
      [ML Focus 20 Select]         [AIM Cap Appreciation]
      [ML Fund Grw Focus]          [AIM Value]
      [ML Global Alloc Foc]        [Alliance Premier Grw]
      [ML Globl Grwth Focus]       [Alliance Quasar]
      [ML Government Bond]         [Alliance Tech Port]
      [ML High Curnt Income]       [American Century VP]
      [ML Index 500]               [Davis Value Port]
      [ML Lg Cap Core Focus]       [Mercury HW Intl VIP]

                                                           100% TOTAL

SEPARATE ACCOUNT B              Premium: $50,000.00      100% ML Reserve Assets


Number of Lump-Sum Withdrawals from Variable Account A: 6 each contract year
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Financial Consultant: JOE BROKER




                                     -3A-               continued on next page

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                                   SPECIMEN

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                              CONTRACT SCHEDULE (CONTINUED)

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2001
P.O. Box 44222                            Current Date:     JULY 3, 2001
Jacksonville, FL 32231-4222
1-800-535-5549

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DEATH BENEFIT (See Death Benefit Endorsement for details.)
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Maximum Anniversary Value

The Death Benefit cannot be changed after the Contract has been issued.
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                                     -3B-
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                                   SPECIMEN

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                              CONTRACT SCHEDULE

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2000
P.O. Box 44222                            Current Date:     JULY 3, 2000
Jacksonville, FL 32231-4222
1-800-535-5549

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OWNER INFORMATION                         ANNUITANT INFORMATION
-------------------------------------------------------------------------------
Owner Name: JOHN DOE                      Annuitant: JOHN DOE

Owner Age: 35    Max. Owner Age: 90       Age: 35    Sex: M

Co-Owner Name: JANE DOE                   Co-Annuitant: JANE DOE


Address: SUITE 1234                       Age: 35    Sex: F

         123 MAPLE STREET                 Annuity Date: SEPTEMBER 1, 2055

         ANYTOWN US 12345-1234



                                          Max. Annuitant Age: 90


Owner's Beneficiary: SURVIVING SPOUSE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTRACT INFORMATION
-------------------------------------------------------------------------------
Contract Type: FLEXIBLE PREMIUM INDIVIDUAL VARIABLE ANNUITY
Variable Accounts Expense and Mortality Risk Charges:  Variable Account A 1.25%
                                                       Variable Account B 0.65%

Variable Account A Adminstration Charge: 0.10%

Initial Premium: $100,000.00
Premium Allocation:

SEPARATE ACCOUNT A              Premium: $50,000.00
 25%  [ML Basic Value Focus]       [ML Lg Cap Growth Foc]  [MFS Emerging Growth]
 50%  [ML Core Bond Focus]         [ML Lg Cap Value Foc]   [MFS Research]
 25%  [ML Dom Money Mkt]           [ML Sm Cap Val Focus]
      [ML Focus 20 Select]         [AIM Cap Appreciation]
      [ML Fund Grw Focus]          [AIM Value]
      [ML Global Alloc Foc]        [Alliance Premier Grw]
      [ML Globl Grwth Focus]       [Alliance Quasar]
      [ML Government Bond]         [Alliance Tech Port]
      [ML High Curnt Income]       [American Century VP]
      [ML Index 500]               [Davis Value Port]
      [ML Lg Cap Core Focus]       [Mercury HW Intl VIP]

                                                           100% TOTAL

SEPARATE ACCOUNT B              Premium: $50,000.00      100% ML Reserve Assets


Number of Lump-Sum Withdrawals from Variable Account A: 6 each contract year
-------------------------------------------------------------------------------
Financial Consultant: JOE BROKER




                                     -3A-               continued on next page

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                                   SPECIMEN

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                              CONTRACT SCHEDULE (CONTINUED)

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2001
P.O. Box 44222                            Current Date:     JULY 3, 2001
Jacksonville, FL 32231-4222
1-800-535-5549

-------------------------------------------------------------------------------
DEATH BENEFIT (See Death Benefit Endorsement for details.)
-------------------------------------------------------------------------------

Maximum Anniversary Value

The Death Benefit cannot be changed after the Contract has been issued.
-------------------------------------------------------------------------------



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DEATH BENEFIT ENHANCEMENT RIDER
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Benefit Amount:       Lesser of:
                      (a) [45%] of the Base Amount(1), or
                      (b) [45%] of the [Contract Value] less the Base Amount(1), but not less than 0.

                      Determined on the date we calculate the amount of the
                      death benefit payable under the Base Contract.
Annual Charge:        [0.30%] (2)
Maximum Owner Age:    Attained Age [75]

(1) The Base Amount is equal to premiums paid into the Contract less "adjusted withdrawals." Each "adjusted withdrawal" is equal to the portion of the withdrawal which is considered "premium." In (a), the Base Amount is reduced by any premiums paid within one year prior to any Owner's date of death.

(2) Calculated and deducted on each contract anniversary by multiplying the Annual Charge by the average of the contract values at the end of each of the prior four contract quarters. A pro-rata amount of the Annual Charge is collected upon surrender, annuitization or death between contract anniversaries based on the average of the Contract Values on the prior Anniversary and at the end of each contract quarter since that anniversary.

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                                     -3B-








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                                   SPECIMEN

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                        SUPPLEMENTAL CONTRACT SCHEDULE

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2001
P.O. Box 44222                            Current Date:     JULY 1, 2001
Jacksonville, FL 32231-4222
1-800-535-5549
Effective Date: JUNE 1, 2001

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CONTRACT INFORMATION
-------------------------------------------------------------------------------
Owner Name: JOHN DOE                      Annuitant: JOHN DOE

Co-Owner Name: JANE DOE                   Co-Annuitant: JANE DOE

Address: SUITE 1234

         123 MAPLE STREET

         ANYTOWN US 12345-1234








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-------------------------------------------------------------------------------
DEATH BENEFIT (See Death Benefit Endorsement for details.)
-------------------------------------------------------------------------------

Maximum Anniversary Value -OR- 5% Rising Floor with 7th Anniversary Step-up

The Death Benefit cannot be changed after the Contract has been issued.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
DEATH BENEFIT ENHANCEMENT RIDER
-------------------------------------------------------------------------------
Benefit Amount:       Lesser of:
                      (a) [45%] of the Base Amount(1), or
                      (b) [45%] of the [Contract Value] less the Base Amount(1), but not less than 0.

                      Determined on the date we calculate the amount of the
                      death benefit payable under the Base Contract.
Annual Charge:        [0.30%] (2)
Maximum Owner Age:    Attained Age [75]

(1) The Base Amount is equal to the Contract Value on the Effective Date shown above plus premiums paid into the Contract since the Effective Date less "adjusted withdrawals" since the Effective Date. Each "adjusted withdrawal" is equal to the portion of the withdrawal which is considered "premium." In (a), the Base Amount is reduced by any premiums paid after the Effective Date shown above and within one year prior to any Owner's date of death.

(2) Calculated and deducted on each contract anniversary by multiplying the Annual Charge by the average of the contract values at the end of each of the prior four contract quarters. A pro-rata amount of the Annual Charge is collected upon surrender, annuitization or death between contract anniversaries based on the average of the Contract Values on the prior anniversary and at the end of each contract quarter since that anniversary.

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                                   SPECIMEN

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                        SUPPLEMENTAL CONTRACT SCHEDULE

MERRILL LYNCH LIFE INSURANCE COMPANY      Contract Number:  M999999999
Service Center:                           Date of Issue:    JULY 1, 2001
P.O. Box 44222                            Current Date:     JULY 1, 2001
Jacksonville, FL 32231-4222
1-800-535-5549
Effective Date: June 1, 2001
-------------------------------------------------------------------------------
CONTRACT INFORMATION
-------------------------------------------------------------------------------
Owner Name: JOHN DOE                      Annuitant: JOHN DOE

Co-Owner Name: JANE DOE                   Co-Annuitant: JANE DOE

Address: SUITE 1234

         123 MAPLE STREET

         ANYTOWN US 12345-1234








-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DEATH BENEFIT (See Death Benefit Endorsement for details.)
-------------------------------------------------------------------------------

Maximum Anniversary Value -OR- 5% Rising Floor with 7th Anniversary Step-up

The Death Benefit cannot be changed after the Contract has been issued.
-------------------------------------------------------------------------------



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                                   SPECIMEN